EXHIBIT 1 -    ELECTRONIC RESTATEMENT OF PREVIOUSLY FILED
               SCHEDULE 13G AND AMENDMENT No. 1 THERETO

                                   ---------------------------
                                   OMB APPROVAL
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                                   OMB Number  3235-0145
                                   Expires August 31, 1991
                                   Estimated average burden
                                   hours per response..14.90

                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                         SCHEDULE 13G

               Under the Securities Exchange Act of 1934

                    (Amendment No.           )*

                    Interim Services Inc.
____________________________________________________________
                    (Name of Issuer)

                    Common Stock
____________________________________________________________
          (Title of Class of Securities)

                    45868P100
     _____________________________________
                  (CUSIP Number)

Check the following box if a fee is being paid with this statement /X/. (A fee is not required only if the filing person:
(1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


CUSIP No.  45868P100                  13G

1    NAME OF REPORTING PERSON
     S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     KR Capital Advisors, Inc.
     13-3187794

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

                                                       (a) _____
                                                       (b) _____

3    SEC USE ONLY


4    CITIZENSHIP OR PLACE OF ORGANIZATION

     Delaware

               5    SOLE VOTING POWER
NUMBER OF                478,800
SHARES
BENEFICIALLY   6    SHARED VOTING POWER
OWNED BY                 None
EACH
REPORTING      7    SOLE DISPOSITIVE POWER
PERSON                   603,500
WITH
               8    SHARED DISPOSITIVE POWER
                         None

9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
     PERSON

                    603,500

10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
     CERTAIN SHARES*



11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                    5.25%

12.  TYPE OF REPORTING PERSON*

                    IA

                    *SEE INSTRUCTION BEFORE FILLING OUT!



                          SCHEDULE 13G



Item 1(a)      Name of Issuer:

               Interim Services Inc.

Item 1(b)      Address of Issuer's Principal Executive Offices:

               Interim Services Inc.
               2050 Spectrum Boulevard
               Fort Lauderdale, FL  33309

Item 2(a)      Name of Person Filing:

               KR Capital Advisors, Inc.

Item 2(b)      Address of Principal Business Office or, if none,
               Residence:

               450 Park Avenue
               New York, New York  10022

Item 2(c)      Citizenship:

               Delaware

Item 2(d)      Title of Class of Securities:

               Common Stock

Item 2(e)      CUSIP Number:

               45868P100

Item 3(e)      (x)  KR Capital Advisors, Inc. is an Investment
                    Advisor registered under Section 203 of the Investment Advisors Act of 1940.













                              SCHEDULE 13G


Item 4.   Ownership:

          As of December 31, 1994

          (a)  Amount beneficially owned:  603,500

          (b)  Percent of class:  5.25%

          (c) Number of shares as to which such person has:

               (i)       sole power to vote or to direct the
                         vote:  478,800

               (ii)      shared power to vote or to direct
                         the vote:  None

               (iii)     sole power to dispose or to direct
                         the disposition of:  603,500

               (iv)      shared power to dispose or to
                         direct the disposition of:  None

Item 5.   Ownership of Five Percent or Less of a Class:

          Not Applicable

Item 6.   Ownership of More than Five Percent on Behalf of
          Another Person

          None

Item 7.   Identification and Classification of the
          Subsidiary Which Acquired the Security Being
          Reported on By the Parent Holding Company.

          Not Applicable

Item 8.   Identification and Classification of Members of the
          Group.

          Not Applicable

Item 9.   Notice of Dissolution of Group

          Not Applicable





                          SCHEDULE 13G

Item 10.   Certification

           By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.

Signature.     After reasonable inquiry and to the best of my
               knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:  February 2, 1995

By:  /s/Donald A. Sourras
      Signature

Donald A. Sourras, Senior Vice President and Chief Financial Officer
Name/Title




























                                   ---------------------------
                                   OMB APPROVAL
                                   __________________________
                                   OMB Number  3235-0145
                                   Expires August 31, 1991
                                   Estimated average burden
                                   hours per response..14.90
                                   ___________________________

                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                              SCHEDULE 13G


               Under the Securities Exchange Act of 1934

                         (Amendment No. 1)*

                         Interim Services Inc.
______________________________________________________________
                         (Name of Issuer)

                         Common Stock
______________________________________________________________
                    (Title of Class of Securities)

                         45868P100
               _____________________________
                      (CUSIP Number)


Check the following box if a fee is being paid with this statement /X/. (A fee is not required only if the filing person:
(1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


CUSIP No.  45868P100                  13G

1    NAME OF REPORTING PERSON
     S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     KR Capital Advisors, Inc.
     13-3187794

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

                                                       (a) _____
                                                       (b) _____

3    SEC USE ONLY


4    CITIZENSHIP OR PLACE OF ORGANIZATION

     Delaware

               5    SOLE VOTING POWER
NUMBER OF                587,400
SHARES
BENEFICIALLY   6    SHARED VOTING POWER
OWNED BY                 None
EACH
REPORTING      7    SOLE DISPOSITIVE POWER
PERSON                   587,400
WITH
               8    SHARED DISPOSITIVE POWER
                         None

9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
     PERSON

                    587,400

10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
     CERTAIN SHARES*



11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                    5.10%

12.  TYPE OF REPORTING PERSON*

                    IA

                    *SEE INSTRUCTION BEFORE FILLING OUT!


                          SCHEDULE 13G



Item 1(a)      Name of Issuer:

               Interim Services Inc.

Item 1(b)      Address of Issuer's Principal Executive Offices:

               Interim Services Inc.
               2050 Spectrum Boulevard
               Fort Lauderdale, FL  33309

Item 2(a)      Name of Person Filing:

               KR Capital Advisors, Inc.

Item 2(b)      Address of Principal Business Office or, if none,
               Residence:

               450 Park Avenue
               New York, New York  10022

Item 2(c)      Citizenship:

               Delaware

Item 2(d)      Title of Class of Securities:

               Common Stock

Item 2(e)      CUSIP Number:

               45868P100

Item 3(e)      (x)  KR Capital Advisors, Inc. is an Investment
                    Advisor registered under Section 203 of the Investment Advisors Act of 1940.














                         SCHEDULE 13G




Item 4.   Ownership:

          As of December 31, 1995

          (a)  Amount beneficially owned:  587,400

          (b)  Percent of class:  5.10%

          (c) Number of shares as to which such person has:

               (i)       sole power to vote or to direct the
                         vote:  587,400

               (ii)      shared power to vote or to direct
                         the vote:  None

               (iii)     sole power to dispose or to direct
                         the disposition of:  587,400

               (iv)      shared power to dispose or to
                         direct the disposition of:  None

Item 5.   Ownership of Five Percent or Less of a Class:

          Not Applicable

Item 6.   Ownership of More than Five Percent on Behalf of
          Another Person

          None

Item 7.   Identification and Classification of the
          Subsidiary Which Acquired the Security Being
          Reported on By the Parent Holding Company.

          Not Applicable

Item 8.   Identification and Classification of Members of the
          Group.

          Not Applicable

Item 9.   Notice of Dissolution of Group

          Not Applicable


                          SCHEDULE 13G

Item 10.   Certification

           By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.

Signature.     After reasonable inquiry and to the best of my
               knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:  March 12, 1996

By:  /s/Donald A. Sourras
      Signature

Donald A. Sourras, Senior Vice President and Chief Financial Officer
Name/Title